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                               MUTUAL FUND GROUP
                              JPMORGAN FOCUS FUND
                          JPMORGAN CAPITAL GROWTH FUND
                         JPMORGAN GROWTH & INCOME FUND
                        JPMORGAN DYNAMIC SMALL CAP FUND
                         JPMORGAN SMALL CAP EQUITY FUND
                     JPMORGAN SELECT GROWTH AND INCOME FUND

                          MUTUAL FUND INVESTMENT TRUST
                             JPMORGAN BALANCED FUND
                          JPMORGAN EQUITY INCOME FUND
                          JPMORGAN MID CAP GROWTH FUND

                            MUTUAL FUND SELECT GROUP
                         JPMORGAN SELECT BALANCED FUND
                     JPMORGAN SELECT LARGE CAP EQUITY FUND
                      JPMORGAN SELECT MID CAP EQUITY FUND
                     JPMORGAN SELECT SMALL CAP EQUITY FUND

                       SUPPLEMENT DATED OCTOBER 18, 2002
                  TO THE STATEMENTS OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

    The information under "Securities Loans" in the section titled "Investment Policies and Restrictions" is hereby deleted in its entirety and replaced with the following:

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

                                                                  SUP-EQSAI-1002